Subsequent Events	12 Months Ended
Sep. 27, 2013
Subsequent Events [Abstract]
Subsequent Events
Subsequent Events
On November 8, 2013, the Company acquired Westfire, Inc., a fire protection services company with operations in the United States, Chile and Peru. Westfire provides critical special-hazard suppression and detection applications in mining, telecommunications and other vertical markets and will be integrated with the NA Installation & Services and ROW Installation & Services segments.

On November 11, 2013, the Company's Board of Directors approved a cash dividend of $0.72 per common share, an $0.08 per common share increase, subject to shareholder approval at the annual general meeting in March 2014.